The Btk Inhibitor, PCI-32765, Induces Durable Responses with Minimal Toxicity In Patients with Relapsed/Refractory B-Cell Malignancies: Results From a Phase I Study

Nathan Fowler, MD[1], *Jeff Porte Sharman, MD*[2], *Sonali M Smith, MD*[3], *Thomas Boyd, MD*[4], *Barbara Grant, MD*[5], *Kathryn S. Kolibaba, MD*[6], *Richard R. Furman, MD*[7], *Joseph Buggy, PhD*[8], *David Loury, PhD*[8], *Ahmed Hamdy, MD*[8] *and Ranjana Advani, MD*[9]

[1]Dept. of Lymphoma/Myeloma, UT MD Anderson Cancer Center, Houston, TX
[2]Willamette Valley Center Institute, Springfield, OR
[3]Hematology/Oncology, University of Chicago Hospitals, Chicago, IL
[4]North Star Lodge Cancer Center, Yakima, WA
[5]Medicine, Vermont Cancer Center, University of Vermont, Burlington, VT
[6]Northwest Cancer Specialists, Vancouver, WA
[7]Weill Medical College of Cornell University, New York, NY
[8]Pharmacyclics, Inc., Sunnyvale, CA
[9]Dept. of Medicine/Oncology, Stanford University, Stanford, CA

Disclosures

Nathan Fowler MD

- RESEARCH FUNDING/PI: Pharmacyclics
- EMPLOYEE: N/A
- STOCKHOLDER: N/A
- CONSULTANT: Pharmacyclics
- SCIENTIFIC ADVISORY BOARD: Pharmacyclics

Bruton's Tyrosine Kinase (Btk)
A Critical B-Cell Signaling Kinase


B cell receptor
IgH
IgL
CD79A
CD79B
CD19
Cell membrane
PIP2
PIP3
PI3K
BTK
LYN
SYK
Y
P
BLNK
PLCγ
DAG
IP3
Ca++
PKCβ
IKK
ERK
NF-κB
Nucleus

- B-cell antigen receptor (BCR) signaling is required for tumor expansion and proliferation
- Bruton's Tyrosine Kinase (Btk) is an essential element of the BCR signaling pathway
- Inhibitors of Btk block BCR signaling and induce apoptosis

Nat Rev Imm 2:945

PCI-32765
Novel Small Molecule Btk Inhibitor



O
NH2
N
N
N
N
N
O

- Forms a specific and irreversible bond with cysteine-481 in Btk
- Potent Btk inhibition
  - IC_{50} = 0.5 nM
- Orally available
- Once daily dosing results in 24-hr sustained target inhibition

Study Design

- Dose-Escalation Study
  - Cohorts n ≥ 6 patients
  - Escalate to MTD or 3 dose levels above complete active site occupancy
  - Tumor assessment performed every 2 cycles

- Dosing
  - 1.25, 2.5, 5.0, 8.3, 12.5 mg/kg/d PO (Cycle=28 days + 7-days rest)
  - 2 continuous dosing cohorts (Cycle=35 days)
    - 8.3 mg/kg/day PO
    - 560 mg/day (fixed dose) PO

Key Inclusion / Exclusion Criteria

- Recurrent B-cell malignancies
- ECOG ≤ 1
- Prior treatment: ≥ 1 and ≤ 4 (except for CLL)
- Measurable disease
  - ≥ 2 cm diameter for NHL or ≥ 5000 leukemia cells/mm^3 for CLL or IgM level ≥ 1000 mg/dL + BM infiltration for WM
- No known CNS involvement or uncontrolled infection
- Laboratory:
  - Platelets count ≥ 75,000/µL and ANC ≥ 1500/µL (unless CLL with BM involvement)
  - Adequate renal /hepatic function

Objectives

- Primary Objectives
  - **Establish the safety and the MTD**
  - Determine the pharmacokinetics of study drug
  - Measure pharmacodynamic parameters, including drug occupancy of Btk

---

- Secondary Objective
  - **Evaluate tumor response**

Baseline Characteristics (N=56)

Median age, years (range)	65 (41-82)
M/ F, n (%)	38 (68) / 18 (32)
Histology, n (%)	
FL	16 (29)
CLL/SLL	16 (29)
MCL	9 (16)
DLBCL	7 (13)
MZL / MALT	4 (7)
WM	4 (7)
Median prior therapies, number (range)	3 (1-10)

Disposition

Enrolled N=56

Minimum Follow-up Time

< 6 months
N=9 (560-mg cohort)

- Ongoing: 8
- Discontinued: 1
  - PD: 1
  - DLT: 0
  - SAE: 0
  - WC: 0
  - PI decision: 0

≥ 6 months
N=47

- Ongoing: 19
- Discontinued: 28
  - PD: 18
  - DLT: 2
  - SAE: 4
  - WC: 3
  - PI decision: 1

Adverse Events
(≥ 10% Incidence)



% of Patients
100
80
60
40
20
0
% Grade 1
% Grade 2
% Grade 3
Diarrhea
Fatigue
Cough
Nausea
Headache
Muscle spasms
Rash
Pyrexia
Abdominal pain
Constipation
Pneumonia
URI
Arthralgia
Myalgia
Dyspnea
Vomiting
Edema

Laboratory Adverse Events (N=56)

- No hepatic or renal toxicities
- No evidence of cumulative hematologic toxicity


100
80
60
40
20
0
% Grade 4
% Grade 3
% Grade 2
% Grade 1
↓HGB
↓ANC
↓PLT

Objective Response in Evaluable Patients (N=48)



100
80
60
40
20
0
Best Response Rate (%)
ORR (evaluable) 52%
ORR (ITT) 45%
CR
PR
9/13*
7/9
2/3
1/3
4/13
2/7
CLL/SLL*
MCL
WM
MZL/MALT
FL
DLBCL

*2 CLL pts had nodal response with lymphocytosis

Max % Change in Tumor Burden (N=45)



DLBCL
MCL
Indolent
CLL/SLL
% Change in SPD
150
100
50
0
-50
-100

Time on Study (N=56)



DLBCL
MCL
Indolent
CLL/SLL
Discontinued (n=29)
On study (n=27)
0
2
4
6
8
10
12
14
16
18
MONTHS

Time on Study (N=56)


DLBCL
MCL
Indolent
CLL/SLL
PR
CR
PD (n=19)
Non-PD D/C (n=10)
On study (n=27)
0
2
4
6
8
10
12
14
16
18
MONTHS

Conclusions

- In this phase 1 trial, PCI-32765, an oral Btk inhibitor, was tolerable, safe, and active in B-cell malignancies
  - No cumulative toxicity with treatment durations > 6 months
  - Myelosuppression is minimal
  - Durable responses observed in multiple histologies
- Data strongly support continued clinical evaluation in various B-cell malignancies

Back up slides

Maximum Change in Tumor Burden (by Dose)



% Change in SPD
175
150
125
100
75
50
25
0
-25
-50
-75
-100
1.25 mg/kg
2.5 mg/kg
5.0 mg/kg
8.3 mg/kg
12.5 mg/kg

Best Response According To Histology

(N=56)

	N	CR	PR	SD	PD	NE*	TETE*	ORR % ITT	ORR % Eval
CLL/SLL	16	1	8**	2		2	1	56%**	69%**
FL	16	1	3	5	4	3		25%	31%
MCL	9	3	4	1	1			78%	78%
DLBCL	7		2	1	4			29%	29%
MZL/MALT	4		1	1	1	1		25%	33%
WM	4		2	1			1	50%	67%
TOTAL	56	5	20**	11	10	6	2	45%**	52%**

*TETE = too early to evaluate; NE = not evaluable

**2 additional evaluable patients had a nodal response with lymphocytosis and are excluded from the response rate